Exhibit 10.52

Execution Version

FOURTH AMENDMENT, CONSENT,

LIMITED RELEASE AND SUBSTITUTION AGREEMENT

This FOURTH AMENDMENT, CONSENT, LIMITED RELEASE AND SUBSTITUTION AGREEMENT, dated as of May 31, 2013 (this “Amendment”), is entered into by and among EQUINIX, INC., a Delaware corporation (“Equinix” or the “Borrower”), the Required Lenders, the L/C Issuer and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein which are defined in the Credit Agreement referred to below shall have the same respective meanings herein as therein.

WHEREAS, the Borrower, the Guarantors, the Lenders, the L/C Issuer and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 28, 2012 (as amended or otherwise modified and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make Loans and participate in Letters of Credit issued by the L/C Issuer, all upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower and NY 3, LLC, a Delaware limited liability company and direct wholly-owned Subsidiary of the Borrower (“NY 3”), recently formed EQIX (Global Holdings) C.V., a Dutch limited partnership (the “Dutch C.V.”), such that, as of the date hereof, (a) the Borrower is the sole limited partner thereof and owns 99.5% of its Equity Interests, and (b) NY 3 is the sole general partner thereof and owns 0.5% of its Equity Interests;

WHEREAS, the Borrower has notified the Administrative Agent that the Borrower proposes to effect an internal corporate restructuring whereby the Borrower will contribute 100% of the Equity Interests of Equinix (Luxembourg) Holdings S.à r.l., a Luxembourg limited liability company (société à responsabilité limitée) (“Lux HoldCo”) to the Dutch C.V. (the “Specified Restructuring”);

WHEREAS, the Borrower has requested that the Required Lenders consent to the Specified Restructuring under the Loan Documents and that the Administrative Agent release its Lien on the Equity Interests of Lux HoldCo prior to, or concurrently with, the completion of such Specified Restructuring;

WHEREAS, in consideration for such consent and release by the Required Lenders and the Administrative Agent, the Borrower and NY 3 will pledge approximately (but no more than) 66% of the Equity Interests of the Dutch C.V. in favor of the Administrative Agent as collateral security for the Secured Obligations;

WHEREAS, in connection with the Specified Restructuring and the above-referenced pledge of the Equity Interests of the Dutch C.V., the Borrower, the Required Lenders, the L/C Issuer and the Administrative Agent wish to amend certain provisions of each of the Credit Agreement and the Pledge and Security Agreement, in each case, as specifically set forth in this Amendment and on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.        Amendments to the Credit Agreement. Subject to Section 4 below, and in reliance on the representations and warranties of the Loan Parties set forth herein, pursuant to Section 10.01 of the Credit Agreement:

(a)        Section 1.01 of the Credit Agreement is hereby amended to add the following defined terms in the appropriate alphabetical order:

““Corresponding Debt” has the meaning specified in Section 10.23.

“Parallel Debt” has the meaning specified in Section 10.23.

“Pledgor Subsidiary” has the meaning specified in Section 6.16.”

(b)        The following defined term, appearing in Section 1.01 of the Credit Agreement, is hereby amended and restated in its entirety to read as follows:

““Loan Parties” means, collectively, the Borrower, each Guarantor and each Pledgor Subsidiary; provided, however, that each Pledgor Subsidiary shall be excluded from the term “Loan Parties” for purposes of such term’s use within (a) the definitions of “Intercompany Accounts”, “Loan Party Accounts Receivable”, “Material Domestic Subsidiary”, “Material Subsidiary”, “Net Loan Party Accounts Receivable” and “Real Property Lease Accounts”, and (b) Sections 4.01, 5.08, 5.17, 7.05(h), the last proviso of Section 7.05 and Section 9.10(a).”

(c)        Section 6.16 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

        “ 6.16    Designation of Unrestricted Subsidiaries.    The Borrower may, from time to time, designate one or more Subsidiaries as “Unrestricted Subsidiaries” by giving written notice to the Administrative Agent; provided, however, that (a) in no event may the Borrower designate any Subsidiary as an Unrestricted Subsidiary if, at the time of and immediately after giving effect to such designation, either (i) the Attributable Asset Share of Equinix in all Unrestricted Subsidiaries exceeds 10% of the consolidated total assets of Equinix and its Subsidiaries (based on the most recent consolidated balance sheet of Equinix and its Subsidiaries delivered to the Administrative Agent and the Lenders under Section 6.01(a) or (b) ), or (ii) the Attributable A/R Share of Equinix in all Unrestricted Subsidiaries exceeds 10% of the net accounts receivable of Equinix and its Subsidiaries (based on the most recent consolidated balance sheet of Equinix and its Subsidiaries delivered to the Administrative Agent and the Lenders under Section 6.01(a) or (b)), and (b) no Subsidiary (i) that is or is required to become a Guarantor under Section 6.14, (ii) that is not and is not required to become a Guarantor under Section 6.14 but is or is required become a pledgor of the Equity Interests of a Pledged Subsidiary (hereinafter defined) (a “Pledgor Subsidiary”) under any Loan Document, or (iii) whose Equity

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Interests are or are required to be pledged on or after the Closing Date (a “Pledged Subsidiary”) in favor of the Administrative Agent under any Loan Document, as the case may be, may be an Unrestricted Subsidiary. As of the Closing Date, the Unrestricted Subsidiaries are set forth on Schedule 6.16. Any Subsidiary which has been designated as an Unrestricted Subsidiary pursuant to this Section 6.16 may, at any time thereafter, be redesignated as a Restricted Subsidiary by the Borrower; provided, however, that a Subsidiary that has been redesignated as a Restricted Subsidiary as provided in this sentence may not thereafter be designated or redesignated as an Unrestricted Subsidiary.”

(e)        Section 7.09 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“      7.09    Burdensome Agreements.    Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Material Domestic Subsidiary, Pledged Subsidiary or SDHI to make Restricted Payments to the Borrower, any Pledgor Subsidiary or any Guarantor or to otherwise transfer property to the Borrower, any Pledgor Subsidiary or any Guarantor, (ii) of any Material Domestic Subsidiary or any Pledgor Subsidiary to Guarantee the Indebtedness of the Borrower or any Guarantor or (iii) of the Borrower, any Pledgor Subsidiary or any Material Domestic Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that, so long as the following do not violate Section 7.12, (A) none of the foregoing shall apply to restrictions and conditions imposed by applicable Laws (which (taken as a whole) could not reasonably be expected to have a Material Adverse Effect), (B) none of the foregoing shall apply to customary restrictions and conditions contained in agreements relating to the sale of the assets or Equity Interests permitted under Section 7.05 pending such sale, provided such restrictions and conditions apply only to the Person whose assets or Equity Interests are to be sold, (C) clauses (i) and (iii) shall not apply to restrictions or conditions imposed on specific assets which are the subject of any leases (including Capital Leases) or to customary provisions in leases (including Capital Leases) and other contracts restricting the assignment of such leases and other contracts, (D) clauses (ii) and (iii) shall not apply to the restrictions contained in the Senior Notes Indentures (as such restrictions are in effect on the date hereof) and (E) clauses (ii) and (iii) shall not apply to customary restrictions contained in the documentation relating to financings permitted hereunder, provided that such restrictions shall not restrict (x) any Loan Party’s or Material Domestic Subsidiary’s ability to grant Liens in favor of the Administrative Agent and Secured Parties (or the Administrative Agent and Secured Party’s ability to enforce such Liens) under or in connection with the Loan Documents or (y) any Loan Party’s or Material Domestic Subsidiary’s ability to guarantee the Obligations; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure the Obligations, other than the requirements contained in the Senior Notes Indentures (as such requirements are in effect on the date hereof).”

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(f)        Section 10.02(a)(i) of the Credit Agreement is hereby amended to replace the phrase “if to the Borrower, the Guarantors” with the phrase “if to the Borrower or any other Loan Party”.

(g)        The following new Section 10.23 is hereby added to the Credit Agreement in proper numerical order:

“        10.23    Parallel Debt (Dutch Collateral Documents).    To grant the collateral security pursuant to the Collateral Documents governed by Dutch law to the Administrative Agent, each Loan Party irrevocably and unconditionally undertakes (and to the extent necessary undertakes in advance (bij voorbaat)) to pay to the Administrative Agent amounts equal to any amounts owing from time to time by such Loan Party to any Secured Party under any Loan Document as and when those amounts are due. Each Loan Party and the Administrative Agent and the other Secured Parties acknowledge that the obligations of each Loan Party under this Section 10.23 are several and are separate and independent (eigen zelfstandige verplichtingen) from, and shall not in any way limit or affect, the corresponding obligations of that Loan Party to any Secured Party under this Agreement or any other Loan Document (its “Corresponding Debt”) nor shall the amounts for which each Loan Party is liable under this Section 10.23 (its “Parallel Debt”) be limited or affected in any way by its Corresponding Debt provided that: (a) the Parallel Debt of each Loan Party shall be decreased to the extent that its Corresponding Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; (b) the Corresponding Debt of each Loan Party shall be decreased to the extent that its Parallel Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; and (c) the amount of the Parallel Debt of each Loan Party shall at all times be equal to the amount of its Corresponding Debt. For the purpose of this Section 10.23, the Administrative Agent acts in its own name and on behalf of itself and not as agent, representative or trustee of any other Secured Party, and its claims in respect of each Parallel Debt shall not be held in trust. The collateral security granted under the Dutch law Collateral Documents to the Administrative Agent to secure each Parallel Debt is granted to the Administrative Agent in its capacity as sole creditor of each Parallel Debt. All monies received or recovered by the Administrative Agent pursuant to this Section 10.23, and all amounts received or recovered by the Administrative Agent from or by the enforcement of any collateral security granted to secure each Parallel Debt, shall be applied in accordance with Section 8.03. Without limiting or affecting the Administrative Agent’s rights against the Loan Parties (whether under this Section 10.23 or under any other provision of the Loan Documents), each Loan Party acknowledges that: (x) nothing in this Section 10.23 shall impose any obligation on the Administrative Agent to advance any sum to any Loan Party or otherwise under any Loan Document, except in its capacity as Lender or L/C Issuer, as the case may be, pursuant to other terms of this Agreement; and (y) for the purpose of any vote taken under any Loan Document, the Administrative Agent shall not be regarded as having any participation or commitment other than those which it has in its capacity as a Lender or L/C Issuer, as the case may be. For the avoidance of doubt: (i) the Parallel Debt of each Loan Party will become due and payable (opeisbaar) at the same time its Corresponding Debt becomes due and payable; and (ii) without prejudice to this Section 10.23, a Loan Party may not repay or prepay its Parallel Debt unless directed to do so by the Administrative Agent or the collateral security is enforced by the Administrative Agent.”

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§2.        Consent to Specified Restructuring.    Subject to Section 4 below, and in reliance on the representations and warranties of the Loan Parties set forth herein, pursuant to Section 10.01 of the Credit Agreement, the undersigned Required Lenders hereby consent to the Specified Restructuring.

§3.        Limited Release and Substitution of Collateral; Amendment to Pledge and Security Agreement.    Subject to Section 4 below, and in reliance on the representations and warranties of the Loan Parties set forth herein, pursuant to Section 10.01 of the Credit Agreement and Sections 8(e) and 11 of the Pledge and Security Agreement, (a) the undersigned Required Lenders hereby direct the Administrative Agent to release, and the Administrative Agent hereby releases, the Administrative Agent’s security interest in and Lien on all of the Borrower’s right, title and interest in the Pledged Equity (as defined in the Pledge and Security Agreement) of Lux HoldCo, and (b) the undersigned Required Lenders hereby direct the Administrative Agent to execute, deliver and/or file all other appropriate documentation, and otherwise take such other actions, to reflect the release in the preceding clause (a). In consideration of the foregoing release, as well as the consent set forth in Section 2 above, the parties hereto agree that the Pledge and Security Agreement is hereby amended (x)(i) to delete the words “Equinix (Luxembourg) Holdings S.à r.l., a company organized under the laws of the Grand Dutchy of Luxembourg”, appearing in clause (d) of the defined term “Pledged Foreign Subsidiaries” (set forth in Section 1 of the Pledge and Security Agreement), and (ii) to substitute therefor the words, “EQIX (Global Holdings) C.V., a limited partnership organized under the laws of the Netherlands”, and (y) to amend and restate the existing Schedule II to the Pledge and Security Agreement in its entirety with the new Schedule II attached hereto. In furtherance of the foregoing and as contemplated by the recitals hereto, the Required Lenders hereby authorize the Administrative Agent to enter into the Dutch Pledge Agreement (hereinafter defined).

§4.        Conditions to Effectiveness.    This Amendment shall become effective as of the date hereof upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Administrative Agent:

(a)        This Amendment shall have been duly executed and delivered by the Borrower, the Guarantors, NY 3, the Required Lenders and the Administrative Agent;

(b)        That certain Deed of Pledge of Partnership Interests (the “Dutch Pledge Agreement”) shall have been duly executed and delivered by the Borrower, NY 3, the Dutch C.V. and the Administrative Agent, and the Administrative shall have received a certified copy of the unanimous written partner resolutions relating to the Dutch Pledge Agreement duly executed by the partners of the Dutch C.V.;

(c)        That certain Release Agreement Relating to a First Ranking Share Pledge Agreement (the “Lux Release”) shall have been duly executed and delivered by the Borrower and Lux HoldCo;

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(d)        The Administrative Agent shall have received lien search results, as well as proper UCC financing statements and/or UCC financing statement amendments in form appropriate for filing under the Uniform Commercial Code, in each case, from all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Pledge and Security Agreement (as amended hereby) and the Dutch Pledge Agreement;

(e)        The Administrative Agent shall have received a certificate from a Responsible Officer of each of the Borrower, NY 3 and NY 3 in its capacity as general partner of the Dutch C.V., in each case, (i) attesting to the resolutions of such Person’s Board of Directors (or equivalent) and, if necessary, shareholders (or equivalent) of such Person, authorizing its execution, delivery, and performance of this Amendment (if applicable) and the other Loan Documents (including the Dutch Pledge Agreement) referenced herein to which such Person is to become a party, (ii) authorizing specific officers of such Person to execute the same, (iii) attesting to the incumbency and signatures of such specific officers of such Person and (iv) certifying as true, correct and complete, copies of such Person’s Organization Documents, as amended, modified, or supplemented to the date hereof (or, alternatively, if certified Organization Documents had been previously delivered to the Administrative Agent, then a certification from such Person that there have been no changes or other modifications to such Organization Documents since the date previously delivered to the Administrative Agent);

(f)        The Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that each of the Borrower, NY 3 and the Dutch C.V. is duly organized or formed, and that such Person is validly existing and in good standing in its jurisdiction of organization or formation;

(g)        The Administrative Agent and the Lenders shall have received favorable opinions from each of (i) Orrick, Herrington & Sutcliffe LLP, special U.S. counsel to the Loan Parties, and (ii) Baker & McKenzie Amsterdam, special Dutch counsel to the Loan Parties and the Dutch C.V., in each case, addressed to the Administrative Agent and the Lenders, and covering certain matters related to this Amendment and the Dutch Pledge Agreement;

(h)        The Administrative Agent shall have received from the Borrower for the account of each Lender that has executed and delivered a counterpart of this Amendment on or prior to May 30, 2013 (an “Approving Lender”), a fully-earned, nonrefunable amendment fee in Dollars equal to 3.0 basis points (0.03%) multiplied by the sum of (i) the Revolving Commitment of each Approving Lender plus (ii) the Outstanding Amount of each Approving Lender’s Term Loan on May 30, 2013, which fee is to be distributed pro rata to each such Approving Lender based on such Approving Lender’s Revolving Commitment and Outstanding Amount of such Approving Lender’s Term Loan;

(i)        The Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to the date hereof, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings of this Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent); and

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(j)        Delivery of such other items, documents, agreements, items or actions as the Administrative Agent may reasonably request in order to effectuate the transactions contemplated hereby.

§5.        Post-Closing Obligations.    The Loan Parties shall deliver to the Administrative Agent, each in form and substance satisfactory to the Administrative Agent, the following documents, as soon as possible, but in any event within 14 days after the date hereof (or such longer period of time as may be agreed to by the Administrative Agent in writing in its sole discretion):

(a)        a true, correct and complete copy of the updated shareholder’s register of Lux HoldCo, reflecting the recordation of the Lux Release thereon, and certified by a Responsible Officer of the Borrower;

(b)        a true, correct and complete copy of the updated Schedule B of the Partnership Agreement of the Dutch C.V., reflecting the recordation of the Dutch Pledge Agreement thereon, and certified by a Responsible Officer of the Borrower; and

(c)        true, correct and complete copies of: (i) the contribution agreement by and between the Borrower and the Dutch C.V. relating to the Specified Restructuring, which reflects the Borrower’s contribution of 100% of the Equity Interests of Lux HoldCo to the Dutch C.V., and (ii) the updated shareholder’s register of Lux HoldCo reflecting 100% of the Equity Interests of Lux HoldCo held by the Dutch C.V., in each case, certified by a Responsible Office of the Borrower.

The failure of any of the events described in this Section 5 to occur shall constitute an Event of Default.

§6.        Representations and Warranties; No Default.    Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in the Credit Agreement (except to the extent of changes resulting from transactions contemplated or permitted by this Amendment, the Credit Agreement and the other Loan Documents, and to the extent that such representations and warranties relate expressly to an earlier date), provided that all references therein to the Credit Agreement shall refer to the Credit Agreement as amended hereby. In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Person of this Amendment and the performance by such Person of all of its agreements and obligations under the Credit Agreement and under the Pledge and Security Agreement, in each case as amended hereby, are within the corporate authority of such Person and have been duly authorized by all necessary corporate action on the part of such Person. The execution and delivery of this Amendment will result in valid and legally binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to the effects of any Debtor Relief Laws and general principles of equity. Each of the Loan Parties hereby further represents and warrants that after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

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§7.        Ratification, etc.    Except as expressly amended or otherwise modified hereby, the Credit Agreement (including the Multiparty Guaranty), the Pledge and Security Agreement and all documents, instruments and agreements related thereto, including, but not limited to the other Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. No amendment, consent, waiver or release herein granted or agreement herein made shall extend beyond the terms expressly set forth herein for such amendment, consent, waiver, release or agreement, as the case may be, nor shall anything contained herein be deemed to imply any willingness of the Administrative Agent or the Lenders to agree to, or otherwise prejudice any rights of the Administrative Agent or the Lenders with respect to, any similar amendments, consents, waivers, releases or agreements that may be requested for any future period, and this Amendment shall not be construed as a waiver of any other provision of the Loan Documents or to permit the Borrower or any other Loan Party to take any other action which is prohibited by the terms of the Credit Agreement and the other Loan Documents. The Credit Agreement and this Amendment shall be read and construed as a single agreement. The Pledge and Security Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement, or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby. All references in the Pledge and Security Agreement, or any related agreement or instrument to the Pledge and Security Agreement shall hereafter refer to the Pledge and Security Agreement as amended hereby. Each Loan Party hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted and pledged by such Loan Party pursuant to the Loan Documents to the Administrative Agent, on behalf and for the benefit of the Secured Parties, as collateral security for the Secured Obligations, and acknowledges that all of such Liens and security interests, and all Collateral heretofore granted, pledged or otherwise created as security for the Secured Obligations, other than any Collateral released by the Administrative Agent pursuant to Section 3 above, continue to be and remain collateral security for the Secured Obligations from and after the date hereof. Each of the Guarantors party to the Multiparty Guaranty hereby acknowledges and consents to this Amendment and agrees that the Multiparty Guaranty and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its Secured Obligations thereunder.

§8.        Counterparts.    This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§9.        Governing Law.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PRINCIPLES) OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:	EQUINIX, INC.

	By:	/s/ Keith Taylor
	Name:	Keith Taylor
	Title:	Chief Financial Officer

GUARANTORS:	EQUINIX OPERATING CO., INC.

	By:	/s/ Keith Taylor
	Name:	Keith Taylor
	Title:	Chief Financial Officer

EQUINIX PACIFIC, INC.

By:	/s/ Keith Taylor
Name:	Keith Taylor
Title:	Chief Financial Officer

SWITCH & DATA LLC

By:	/s/ Keith Taylor
Name:	Keith Taylor
Title:	Chief Financial Officer

[SIGNATURE PAGE TO FOURTH AMENDMENT, CONSENT, LIMITED RELEASE AND SUBSTITUTION AGREEMENT]

OTHER LOAN PARTIES:	NY 3, LLC

	By:	/s/ Simon Miller

Name:	Simon Miller

Title:	Manager

[SIGNATURE PAGE TO FOURTH AMENDMENT, CONSENT, LIMITED RELEASE AND SUBSTITUTION AGREEMENT]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Matthew S. Hichborn

Name:	Matthew S. Hichborn

Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:	/s/ Bassam Wehbe

Name:	Bassam Wehbe

Title:	Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT, CONSENT, LIMITED RELEASE AND SUBSTITUTION AGREEMENT]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Nicholas Versandi

Name:	Nicholas Versandi

Title:	Assistant Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT, CONSENT, LIMITED RELEASE AND SUBSTITUTION AGREEMENT]

CITIBANK, N.A., as a Lender

By:	/s/ Stuart Darby

Name:	Stuart Darby

Title:	Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT, CONSENT, LIMITED RELEASE AND SUBSTITUTION AGREEMENT]

COMERICA BANK, as a Lender

By:	/s/ Fatima Arshad

Name:	Fatima Arshad

Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT, CONSENT, LIMITED RELEASE AND SUBSTITUTION AGREEMENT]

HSBC BANK PLC, as a Lender

By:	/s/ Giovanna Padua

Name:	Giovanna Padua

Title:	Senior Corporate Banking Manager

[SIGNATURE PAGE TO FOURTH AMENDMENT, CONSENT, LIMITED RELEASE AND SUBSTITUTION AGREEMENT]

HSBC BANK U.S.A., NATIONAL ASSOCIATION, as a Lender

By:	/s/ Adrianna D. Collins

Name:	Adrianna D. Collins

Title:	VP, Sr Relationship Manager

[SIGNATURE PAGE TO FOURTH AMENDMENT, CONSENT, LIMITED RELEASE AND SUBSTITUTION AGREEMENT]

JPMORGAN CHASE BANK, N.A. as a Lender

By:	/s/ Goh Siew Tan

Name:	Goh Siew Tan

Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT, CONSENT, LIMITED RELEASE AND SUBSTITUTION AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Alex Daw

Name:	Alex Daw

Title:	Director

[SIGNATURE PAGE TO FOURTH AMENDMENT, CONSENT, LIMITED RELEASE AND SUBSTITUTION AGREEMENT]

SUMITOMO MITSUI BANKING CORPORATION as a Lender

By:	/s/ David W. Kee

Name:	David W. Kee

Title:	Managing Director

[SIGNATURE PAGE TO FOURTH AMENDMENT, CONSENT, LIMITED RELEASE AND SUBSTITUTION AGREEMENT]

SUNTRUST BANK, as a Lender

By:	/s/ Cynthia Burton

Name:	Cynthia Burton

Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT, CONSENT, LIMITED RELEASE AND SUBSTITUTION AGREEMENT]

UNION BANK, N.A., as a Lender

By:	/s/ Annabelle Guo

Name:	Annabelle Guo

Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT, CONSENT, LIMITED RELEASE AND SUBSTITUTION AGREEMENT]

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Richard J. Ameny, Jr.

Name:	Richard J. Ameny

Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT, CONSENT, LIMITED RELEASE AND SUBSTITUTION AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Ray Aguilar

Name:	Ray Aguilar

Title:	VP/Relationship Manager

[SIGNATURE PAGE TO FOURTH AMENDMENT, CONSENT, LIMITED RELEASE AND SUBSTITUTION AGREEMENT]

Schedule II

SCHEDULE II TO PLEDGE AND SECURITY AGREEMENT

PLEDGED EQUITY

OF

PLEDGED FOREIGN SUBSIDIARIES

GRANTOR	PLEDGED FOREIGN SUBSIDIARY	CLASS	CERTIFICATE NUMBER	NUMBER OF PLEDGED SHARES, UNITS, INTERESTS	PERCENTAGE OWNERSHIP REPRESENTED BY PLEDGED SHARES
Equinix, Inc.	EQIX (Global Holdings) C.V.[1]	Partnership Interests	N/A	65.5% of the partnership interests of Equinix, Inc. in EQIX (Global Holdings) C.V.	65% (65 votes) (voting)
Equinix, Inc.	Equinix Canada Ltd.	Common	C-6	10,282,123	66% (voting)
Equinix Pacific, Inc.	Equinix Asia Pacific Pte. Ltd.	Ordinary	11	48,163,020	66% (voting)
Equinix Pacific, Inc.	Equinix Hong Kong Limited	Ordinary	11	166,049,401	66% (voting)

1 Pursuant to that certain Deed of Pledge of Partnership Interests dated as of May 31, 2013, by and among the Borrower, NY 3, LLC, EQIX (Global Holdings) C.V. and the Administrative Agent, NY 3, LLC has pledged all of its partnership interests in EQIX (Global Holdings) C.V. in favor of the Administrative Agent (which, as of May 31, 2013, is 0.5% of the partnership interests and 1% voting (1 vote)).

GRANTOR	PLEDGED FOREIGN SUBSIDIARY	CLASS	CERTIFICATE NUMBER	NUMBER OF PLEDGED SHARES, UNITS, INTERESTS	PERCENTAGE OWNERSHIP REPRESENTED BY PLEDGED SHARES
Equinix Pacific, Inc.	Equinix Japan K.K.	Ordinary	A101 A102 A103 A104 A105 A106 A107 A108 A109 A110 A111 A112 B101 B102 B103 B104	100 100 100 100 100 100 100 100 100 100 100 100 10 10 10 10	66% (voting)[2]

2 The 1,240 shares of Equinix Japan K.K. represented by Certificate Nos. A101 through A112 and B101 through B104 equate to 65.6% of the 1,890 ordinary (voting) shares.